Contingent liabilities	12 Months Ended
Dec. 31, 2017
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Contingent liabilities
53	Contingent liabilities

(a)	The Group leased certain properties and buildings from CSAH which located in Guangzhou, Wuhan and Haikou, etc. However, to the knowledge of the Group, such properties and buildings lack adequate documentation evidencing CSAH’s rights thereto.

Pursuant to the indemnification agreement dated May 22, 1997 between the Group and CSAH, CSAH has agreed to indemnify the Group against any loss or damage arising from any challenge of the Group’s right to use such properties and buildings.

In addition, as disclosed in Note 20 and Note 22, the Group is applying title certificates for certain of the Group’s properties and land use rights certificates for certain properties and parcels of land. The Company is of the opinion that the use of and the conduct of operating activities at these properties and these parcels of land are not affected by the fact that the Group has not yet obtained the relevant certificates.

(b)	The Company and its subsidiary, Xiamen Airlines, entered into agreements with certain pilot trainees and certain banks to provide guarantees on personal bank loans amounting to RMB696 million (December 31, 2016: RMB696 million) that can be drawn by the pilot trainees to finance their respective flight training expenses. As at December 31, 2017, total personal bank loans of RMB361million (December 31, 2016: RMB409 million), under these guarantees, were drawn down from the banks. During the year, the Group paid RMB5 million (2016: RMB4 million) to the banks due to the default of payments of certain pilot trainees.